MUNICIPAL  PARTNERS  FUND  INC.

November 21, 1995

To Our Shareholders:

We are pleased to supply this quarterly report to shareholders of Municipal Partners Fund Inc. for the period ending September 30, 1995. Fixed-income securities achieved favorable returns for the third quarter sparked by a 25 basis point reduction in the federal funds rate by the Federal Reserve at the beginning of July. While expectations of further cuts by the Fed never materialized, mixed economic signals kept investor hopes alive and resulted in higher bond prices for the quarter. Municipal bonds achieved positive returns during the three-month period, supported by continued buying from property and casualty insurance companies and the reemergence of the individual investor.

The Fund participated in this year's rally as evidenced by its net asset value
(NAV) return of 3.49% for the third quarter and 21.60% return for the nine months ended September 30, 1995 (assuming the reinvestment of monthly dividends in additional shares of the Fund). The Fund had a closing NAV and market price per share of $13.40 and $11.25, respectively. The Fund paid a regular monthly common stock dividend of $0.065 per share during the quarter.

The tax-exempt market rally began with an influx of cash from July 1 redemptions and coupon payments. Investors used those funds to take advantage of the most attractive municipal yields versus Treasuries in almost a year. The market's momentum was sustained in August as renewed interest in municipals by individual investors, previously deterred by the higher returns in the stock market and concerns over flat tax, propelled the short and intermediate area of the yield curve. September's strong early gains eroded by month-end due to signs of an economic rebound. Added weight was placed on the market by political rhetoric suggesting that the U.S. government would default on its debt unless both the President and Congress agreed on a balanced budget plan by mid-November. (U.S. Treasury Secretary Rubin arranged financing so that the government did not default). These factors led investors and traders to sell municipals and lock in quarter-end profits.

As we approach year-end, concern about tax reform is likely to keep long maturity municipal bonds undervalued relative to Treasuries. Municipal bond new issue supply for the first nine months of 1995 was 18% below the similar period last year. Although an increase in the new issue supply is expected during the fourth quarter, we expect demand to keep pace with supply.

At September 30, 1995, the Fund's portfolio consisted of 39 issues in 22 different states with an average maturity of 16.8 years and an average coupon of 6.55%. Sector weightings emphasize housing, healthcare and industrial development bonds.

You may have read in the press that Bayerische Vereinsbank AG has been having conversations with Oppenheimer Group, Inc., which could lead to the acquisition of that entity by this major German financial institution. Oppenheimer Group, Inc. is the parent of Advantage Advisers, Inc., the Fund's investment manager. Advantage Advisers believes that, in the event of such an acquisition, Advantage Advisers, Inc. will only be enhanced by the addition of the global resources added by this large institution.

MUNICIPAL  PARTNERS  FUND  INC.

Finally, we thank you for your support and confidence. We invite you to call with any questions or comments at 1-800-725-6666 or (212) 783-1301. In addition, a recorded periodic update that reviews the municipal debt market and contains specific information regarding the Fund and its portfolio, including top ten holdings and portfolio diversification, is available by calling 1-800-421-4777.

                                   Cordially,

/s/ MARK C. BIDERMAN                                /s/ MICHAEL S. HYLAND
--------------------                                ---------------------
Mark C. Biderman                                    Michael S. Hyland

Chairman of the Board                               President

MUNICIPAL  PARTNERS  FUND  INC.

-----------------------------------
STATEMENT OF INVESTMENTS

September 30, 1995 (unaudited)

PRINCIPAL                                                                                             MARKET
 AMOUNT                                                                            MOODY'S/S&P        VALUE
  (000)             LONG-TERM INVESTMENTS -- 149.0%                               CREDIT RATING      (NOTE 2)
 ------------------------------------------------------------------------------------------------------------
                    ALABAMA -- 9.7%
                    Courtland, Alabama Industrial Development Board Solid Waste
                    Disposal Revenue (Champion International Corporation
 $ 1,225            Project), Series A, 7.00%, 11/01/22........................     Baa1/BBB       $  1,272,395
                    Courtland, Alabama Industrial Development Board Solid Waste
                    Disposal Revenue (Champion International Corporation
   6,395            Project), Series A, 6.375%, 3/01/29........................     Baa1/BBB          6,226,620
                                                                                                   ------------
                                                                                                      7,499,015
                                                                                                   ------------
                    ALASKA -- 1.1%
                    Valdez, Alaska Marine Terminal Revenue Refunding (BP
     900            Pipelines Inc. Project), 5.65%, 12/01/28...................      A1/AA-             835,353
                                                                                                   ------------
                    COLORADO -- 7.7%
                    Colorado Health Facilities Authority Hospital Revenue (P/SL
   3,555            Healthcare System Project), Series A, 6.875%, 2/15/23......     Baa1/BBB+         3,978,329
                    Colorado Health Facilities Authority Hospital Revenue
                    (Rocky Mountain Adventist Healthcare Project), 6.625%,
   2,000            2/01/22....................................................      Baa/BBB          1,939,280
                                                                                                   ------------
                                                                                                      5,917,609
                                                                                                   ------------
                    GEORGIA -- 7.2%
                    Savannah, Georgia Hospital Authority Revenue Refunding &
   5,500            Improvement (Candler Hospital), 7.00%, 1/01/23.............     Baa/BBB+          5,558,795
                                                                                                   ------------
                    ILLINOIS -- 7.6%
                    Illinois State Sales Tax Revenue, Series V, 6.375%,
   3,000            6/15/20....................................................      A1/AAA           3,061,650
                    Regional Transportation Authority of Illinois, Series A,
   2,900            FGIC, 5.85%, 6/01/23.......................................      Aaa/AAA          2,833,648
                                                                                                   ------------
                                                                                                      5,895,298
                                                                                                   ------------
                    MAINE -- 3.5%
                    Maine State Housing Authority Mortgage Purchase, Series
     525            A-4, 6.375%, 11/15/12......................................      A1/AA-             529,394
                    Maine State Housing Authority Mortgage Purchase, Series
   2,110            A-2, 6.65%, 11/15/25.......................................      A1/AA-           2,135,299
                                                                                                   ------------
                                                                                                      2,664,693
                                                                                                   ------------

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

MUNICIPAL  PARTNERS  FUND  INC.

-----------------------------------
STATEMENT OF INVESTMENTS (continued)

September 30, 1995 (unaudited)

PRINCIPAL                                                                                             MARKET
 AMOUNT                                                                            MOODY'S/S&P        VALUE
  (000)             LONG-TERM INVESTMENTS (CONTINUED)                             CREDIT RATING      (NOTE 2)
 ------------------------------------------------------------------------------------------------------------
                    MARYLAND -- 6.6%
                    Maryland State Community Development Administration,
                    Department of Housing and Community Development
 $ 1,300            (Multi-Family Housing), Series E, 6.85%, 5/15/25...........       Aa/NR        $  1,342,432
                    Northeast Maryland Waste Disposal Authority, Solid Waste
                    Revenue (Montgomery County Resource Recovery Project),
   3,750            Series A, 6.30%, 7/01/16...................................       A/NR            3,776,625
                                                                                                   ------------
                                                                                                      5,119,057
                                                                                                   ------------
                    MINNESOTA -- 4.6%
                    Minnesota State Housing Finance Agency Single-Family
   3,550            Mortgage, Series H, 6.50%, 1/01/26.........................      Aa/AA+           3,578,933
                                                                                                   ------------
                    NEBRASKA -- 7.9%
                    Nebraska Higher Education Loan Program Inc., Revenue,
   6,000            Sub-Series A-6, 6.45%, 6/01/18.............................       A/NR            6,114,360
                                                                                                   ------------
                    NEVADA -- 13.3%
                    Clark County, Nevada Passenger Facility Revenue (Macarran
   4,850            International Airport), MBIA, 5.75%, 7/01/23...............      Aaa/AAA          4,562,056
                    Nevada Housing Division, Single-Family Program, Series B-2,
   4,410            6.40%, 10/01/25............................................       Aa/NR           4,369,252
                    Nevada Housing Division, Single-Family Program, Series B-2,
   1,300            6.95%, 10/01/26............................................       Aa/NR           1,347,021
                                                                                                   ------------
                                                                                                     10,278,329
                                                                                                   ------------
                    NEW HAMPSHIRE -- 1.0%
                    New Hampshire State Housing Finance Authority,
     710            Single-Family Residential, Series A, 6.80%, 7/01/15........       Aa/A+             733,828
                                                                                                   ------------
                    NEW JERSEY -- 13.1%
                    New Jersey Economic Development Authority, Pollution
                    Control Revenue (Public Service Electric and Gas Co.
   5,150            Project), MBIA, 6.40%, 5/01/32.............................      Aaa/AAA          5,354,352

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

MUNICIPAL  PARTNERS  FUND  INC.

-----------------------------------
STATEMENT OF INVESTMENTS (continued)

September 30, 1995 (unaudited)

PRINCIPAL                                                                                             MARKET
 AMOUNT                                                                            MOODY'S/S&P        VALUE
  (000)             LONG-TERM INVESTMENTS (CONTINUED)                             CREDIT RATING      (NOTE 2)
 ------------------------------------------------------------------------------------------------------------
                    NEW JERSEY -- 13.1% (CONTINUED)
                    New Jersey Economic Development Authority, Water Facilities
                    Revenue (New Jersey American Water Co. Project), FGIC,
 $ 4,450            6.875%, 11/01/34...........................................      Aaa/AAA       $  4,731,996
                                                                                                   ------------
                                                                                                     10,086,348
                                                                                                   ------------
                    NEW YORK -- 7.9%
                    New York State Energy Research & Development Authority
                    Facilities Revenue (Con Edison Company of New York, Inc.
   3,200            Project), 6.00%, 3/15/28...................................       A1/A+           3,154,848
                    Port Authority of New York & New Jersey Construction,
     950            Ninety-Sixth Series, FGIC, 6.60%, 10/01/23.................      Aaa/AAA            998,840
                    The City of New York, General Obligation Bonds, Series D,
   2,000            6.00%, 8/01/11.............................................     Baa1/BBB+         1,948,020
                                                                                                   ------------
                                                                                                      6,101,708
                                                                                                   ------------
                    OHIO -- 2.2%
                    Ohio State Water Development Authority Solid Waste Disposal
                    Revenue (North Star BHP Steel-Cargill Inc.), 6.30%,
   1,700            9/1/20.....................................................      Aa3/AA-          1,701,292
                                                                                                   ------------
                    PENNSYLVANIA -- 14.9%
                    Monroeville Hospital Authority Hospital Revenue (Forbes
   6,095            Health System), 7.00%, 10/01/13............................     Baa1/BBB+         6,175,942
                    Philadelphia, Pennsylvania Hospitals & Higher Education
                    Facilities Authority Hospital Revenue (Graduate Health
   4,250            System Obligated Group), Series A & B, 7.25%, 7/01/18......     Baa1/BBB+         4,419,362
                    Philadelphia, Pennsylvania Hospitals & Higher Education
                    Facilities Authority Revenue (Graduate Health System
   1,000            Obligated Group), Series B, 6.25%, 7/01/18.................     Baa1/BBB+           925,780
                                                                                                   ------------
                                                                                                     11,521,084
                                                                                                   ------------
                    RHODE ISLAND -- 6.8%
                    Rhode Island Housing & Mortgage Finance Corporation,
   2,100            Homeownership Opportunity, Series 5, 6.40%, 4/01/24........      Aa/AA+           2,067,513
                    Rhode Island Housing & Mortgage Finance Corporation,
   3,115            Homeownership Opportunity, Series 7B, 6.80%, 10/01/25......      Aa/AA+           3,174,901
                                                                                                   ------------
                                                                                                      5,242,414
                                                                                                   ------------

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

MUNICIPAL  PARTNERS  FUND  INC.

-----------------------------------
STATEMENT OF INVESTMENTS (continued)

September 30, 1995 (unaudited)

PRINCIPAL                                                                                             MARKET
 AMOUNT                                                                            MOODY'S/S&P        VALUE
  (000)             LONG-TERM INVESTMENTS (CONTINUED)                             CREDIT RATING      (NOTE 2)
 ------------------------------------------------------------------------------------------------------------
                    SOUTH DAKOTA -- 6.5%
                    South Dakota Housing Development Authority, Homeowner
 $ 4,955            Mortgage, Series D, 6.85%, 5/01/26.........................      Aa1/AA+       $  5,062,672
                                                                                                   ------------
                    TENNESSEE -- 4.6%
                    The Industrial Development Board of Humphreys County,
                    Tennessee (E.I. duPont de Nemours and Company Project),
   3,400            6.70%, 5/01/24.............................................      Aa3/AA-          3,527,602
                                                                                                   ------------
                    TEXAS -- 15.6%
                    Lower Neches Valley Authority, Texas Industrial Development
                    Corporation (Mobil Oil Refining Corporate Project),
   6,000            6.40%, 3/01/30.............................................      Aa2/AA           6,067,380
                    Richardson, Texas Hospital Authority Hospital Revenue
                    Refunding and Improvement (Richardson Medical Center),
   3,000            6.75%, 12/01/23............................................     Baa/BBB-          2,882,940
     365            Texas State Veterans Housing Assistance, 6.80%, 12/01/23...       Aa/AA             373,829
                    West Side Calhoun County, Texas Navigation District Solid
                    Waste Disposal Revenue (Union Carbide Chemicals),
   2,750            6.40%, 5/01/23.............................................     Baa2/BBB          2,687,135
                                                                                                   ------------
                                                                                                     12,011,284
                                                                                                   ------------
                    VIRGINIA -- 1.2%
                    Virginia State Housing Development Authority, Commonwealth
     955            Mortgage, Subseries B-5, 6.30%, 1/01/27....................      Aa1/AA+            933,207
                                                                                                   ------------
                    WASHINGTON -- 2.6%
                    Public Utility District No. 1 of Snohomish County,
                    Washington Generation System Revenue, Series B, 5.80%,
     600            1/01/24....................................................       A1/A+             567,354
                    Washington State Housing Finance Commission, Single-Family
   1,460            Mortgage Revenue Refunding, 6.15%, 1/01/26.................      NR/AAA           1,403,717
                                                                                                   ------------
                                                                                                      1,971,071
                                                                                                   ------------

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

MUNICIPAL  PARTNERS  FUND  INC.

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (concluded)

September 30, 1995 (unaudited)

PRINCIPAL                                                                                             MARKET
 AMOUNT                                                                            MOODY'S/S&P        VALUE
  (000)             LONG-TERM INVESTMENTS (CONCLUDED)                             CREDIT RATING      (NOTE 2)
 ------------------------------------------------------------------------------------------------------------
                    WEST VIRGINIA -- 3.4%
                    West Virginia State Water Development Authority, Loan
 $ 2,445            Program II, Series A, 7.00%, 11/01/31......................      NR/BBB+       $  2,544,120
                                                                                                   ------------
                    TOTAL LONG-TERM INVESTMENTS (cost $113,929,942)............                     114,898,072
                                                                                                   ------------
                    OTHER ASSETS IN EXCESS OF LIABILITIES -- 2.9%..............                       2,244,218
                                                                                                   ------------
                    TOTAL NET ASSETS -- 151.9%.................................                     117,142,290
                                                                                                   ------------
                    Par value of 800 shares of preferred stock at $50,000 per
                    share (Note 5) -- (51.9%)..................................                     (40,000,000)
                                                                                                   ------------
                    NET ASSETS APPLICABLE TO COMMON STOCK -- 100%
                    (equivalent to $13.40 per share on 5,757,094 common shares
                    outstanding)...............................................                    $ 77,142,290
                                                                                                   ------------

--------------------------------------------------------------------------------

The following abbreviations are used in portfolio descriptions:

FGIC  -- Insured as to principal and interest by the Financial Guaranty
         Insurance Company.

MBIA  -- Insured as to principal and interest by the Municipal Bond Investors
         Assurance Corporation.

NR    -- Not rated by Moody's or S&P as indicated.

                See accompanying notes to financial statements.

MUNICIPAL  PARTNERS  FUND  INC.

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES

September 30, 1995 (unaudited)

ASSETS
Investments, at value (cost -- $113,929,942).................................................   $114,898,072
Cash.........................................................................................         31,572
Interest receivable..........................................................................      2,338,703
Unamortized organization expenses (Note 2)...................................................         32,966
Prepaid expenses.............................................................................         20,143
                                                                                                ------------
        Total assets.........................................................................    117,321,456
                                                                                                ------------
LIABILITIES
Accrued management fee (Note 3)..............................................................         57,740
Accrued audit and tax return preparation fees................................................         47,879
Accrued legal fee............................................................................         18,352
Other accrued expenses.......................................................................         55,195
                                                                                                ------------
        Total liabilities....................................................................        179,166
                                                                                                ------------
NET ASSETS
Preferred Stock (Note 5).....................................................................     40,000,000
Common Stock ($.001 par value, authorized 100,000,000; 5,757,094 shares outstanding).........          5,757
Additional paid-in capital...................................................................     79,673,514
Undistributed net investment income..........................................................         99,025
Accumulated realized loss on investments.....................................................     (3,604,136)
Net unrealized appreciation on investments...................................................        968,130
                                                                                                ------------
        Net assets...........................................................................   $117,142,290
                                                                                                ------------

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

MUNICIPAL  PARTNERS  FUND  INC.

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS

For the Nine Months ended September 30, 1995 (unaudited)

INVESTMENT INCOME
    INCOME
        Interest (includes net premium amortization of $31,702)................................    $ 5,570,335
    OPERATING EXPENSES
        Management fee (Note 3).....................................................   $512,312
        Auction agent fee...........................................................     75,830
        Audit and tax services......................................................     56,839
        Legal.......................................................................     29,918
        Shareholder annual meeting..................................................     23,186
        Printing....................................................................     20,221
        Directors' fees and expenses (Note 3).......................................     20,194
        Custodian...................................................................     19,831
        Transfer agent..............................................................     15,951
        Amortization of deferred organization expenses (Note 2).....................     12,400
        Listing fee.................................................................     12,094
        Other.......................................................................     30,215
                                                                                       --------
                Total operating expenses.......................................................        828,991
                                                                                                   -----------
    Net investment income......................................................................      4,741,344
                                                                                                   -----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
    Net Realized Loss on Investments...........................................................     (1,140,321)
    Change in Net Unrealized Appreciation (Depreciation) on Investments........................     11,799,488
                                                                                                   -----------
    Net realized loss and change in net unrealized appreciation (depreciation) on
     investments...............................................................................     10,659,167
                                                                                                   -----------
    NET INCREASE IN NET ASSETS FROM OPERATIONS.................................................    $15,400,511
                                                                                                   -----------

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

MUNICIPAL  PARTNERS  FUND  INC.

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS

                                                                            FOR THE NINE          FOR THE YEAR
                                                                            MONTHS ENDED             ENDED
                                                                         SEPTEMBER 30, 1995       DECEMBER 31,
                                                                            (UNAUDITED)               1994
-------------------------------------------------------------------------------------------------------------
OPERATIONS
    Net investment income...........................................        $  4,741,344         $  6,335,477
    Net realized loss on investments................................          (1,140,321)          (1,839,397)
    Change in net unrealized appreciation (depreciation) on investments ..    11,799,488          (15,695,582)
                                                                            ------------         ------------
    Net increase (decrease) in net assets from operations...........          15,400,511          (11,199,502)
DIVIDENDS
    To common shareholders from net investment income...............          (3,471,528           (5,106,537)
    To preferred shareholders from net investment income............          (1,256,002)          (1,227,600)
                                                                            ------------         ------------
                                                                              (4,727,530)          (6,334,137)
CAPITAL SHARE TRANSACTIONS
    Additional offering expenses (Note 1)...........................           --                      (6,419)
                                                                            ------------         ------------
                                                                               --                      (6,419)
                                                                            ------------         ------------
    Total increase (decrease) in net assets.........................          10,672,981          (17,540,058)
NET ASSETS
    Beginning of period.............................................         106,469,309          124,009,367
                                                                            ------------         ------------
    End of period (includes undistributed net investment income of
      $99,025 and $85,211, respectively)............................        $117,142,290         $106,469,309
                                                                            ------------         ------------

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

MUNICIPAL  PARTNERS  FUND  INC.

--------------------------------------------------------------------------------
STATEMENT OF CASH FLOWS

For the Nine Months Ended September 30, 1995 (unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES:
    Proceeds from sales of portfolio investments.............................................   $ 23,601,087
    Purchases of portfolio securities........................................................    (23,847,816)
    Net sales of short-term investments......................................................        400,000
                                                                                                ------------
                                                                                                     153,271
    Net investment income....................................................................      4,741,344
    Amortization of net premium on investments...............................................         31,702
    Amortization of organization expenses....................................................         12,400
    Net change in receivables/payables related to operations.................................       (197,886)
                                                                                                ------------
        Net cash provided by operating activities............................................      4,740,831
                                                                                                ------------
CASH FLOWS USED BY FINANCING ACTIVITIES:
    Common stock dividends paid..............................................................     (3,471,528)
    Preferred stock dividends paid...........................................................     (1,256,002)
                                                                                                ------------
        Net cash used by financing activities................................................     (4,727,530)
                                                                                                ------------
Net increase in cash.........................................................................         13,301
Cash at beginning of period..................................................................         18,271
                                                                                                ------------
CASH AT END OF PERIOD........................................................................   $     31,572
                                                                                                ------------

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

MUNICIPAL  PARTNERS  FUND  INC.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

(unaudited)

NOTE 1. ORGANIZATION AND COMMON STOCK OFFERING

Municipal Partners Fund Inc. (the "Fund") was incorporated in Maryland on November 24, 1992 and is registered as a diversified, closed-end, management investment company under the Investment Company Act of 1940, as amended. The Board of Directors authorized 100 million shares of $.001 par value common stock. The Fund may classify or reclassify any unissued shares of common stock into one or more series of preferred stock (See Note 5).

The Fund had no transactions until January 15, 1993 when it sold 7,094 shares of its common stock to Oppenheimer & Co., Inc. ("Oppenheimer") and Salomon Brothers Asset Management Inc (the "Investment Adviser") for an aggregate purchase price of $100,025. The Fund sold 5,750,000 shares of common stock in its initial public offering and received proceeds of $80,620,751 after deducting offering expenditures and underwriting commissions. Offering expenditures amounted to $454,249 and have been charged to additional paid-in capital. Underwriting commissions paid to underwriters, including Salomon Brothers Inc ("SBI") and Oppenheimer, amounted to $5,175,000.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

SECURITIES VALUATION.   Tax-exempt securities are valued by independent pricing
services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Short-term investments having a maturity of 60 days or less are valued at amortized cost which approximates market value. Securities for which reliable quotations are not readily available are valued at fair value as determined in good faith by, or under procedures established by, the Board of Directors.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME.   Securities transactions are
recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts on securities purchased using the effective interest method.

FEDERAL INCOME TAXES.   The Fund has complied and intends to continue to comply
with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute all of its income and capital gains, if any, to its shareholders. Therefore, no federal income tax or excise tax provision is required.

MUNICIPAL  PARTNERS  FUND  INC.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

(unaudited)

DIVIDENDS AND DISTRIBUTIONS.   The Fund declares and pays dividends and
distributions to common shareholders monthly from net investment income, net realized short-term capital gains and other sources, if necessary. Long-term capital gains, if any, in excess of loss carryovers are expected to be distributed annually. Dividends and distributions to common shareholders are recorded on the ex-dividend date. Dividends and distributions to preferred shareholders are accrued on a weekly basis and are determined as described in
Note 5. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles.

UNAMORTIZED ORGANIZATION EXPENSES.   Organization expenses amounting to $89,271
were incurred in connection with the organization of the Fund. These costs have been deferred and are being amortized ratably over a five-year period from commencement of operations.

FUTURES CONTRACTS.   The Fund's investment program includes the use of futures
contracts for hedging purposes. On futures contracts, the Fund may receive or pay variation margin, which will be recorded as unrealized gain or loss until the contract is closed. At such time, realized gain or loss may be recognized. Such contracts involve elements of market risk in excess of amounts reported in the financial statements. There were no open futures contracts as of September 30, 1995.

CASH FLOW INFORMATION.   The Fund invests in securities and distributes
dividends from net investment income and net realized gains from investment transactions. These activities are reported in the Statement of Changes in Net Assets. Additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value and amortizing premium or accreting discount on debt obligations.

NOTE 3. MANAGEMENT AND ADVISORY FEES AND OTHER TRANSACTIONS

The Fund entered into a management agreement with Advantage Advisers, Inc. (the "Investment Manager"), a subsidiary of Oppenheimer, pursuant to which the Investment Manager, among other things, supervises the Fund's investment program and monitors the performance of the Fund's service providers.

The Investment Manager and the fund entered into an investment advisory and administration agreement with the Investment Adviser, an affiliate of SBI, pursuant to which the Investment Adviser provides investment advisory and administrative services to the Fund. The Investment Adviser is responsible for the management of the Fund's portfolio in accordance with the Fund's investment objectives and policies and for making decisions to buy, sell, or hold particular securities and is responsible for day-to-day administration of the Fund.

MUNICIPAL  PARTNERS  FUND  INC.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

(unaudited)

The Fund pays the Investment Manager a monthly fee at an annual rate of .60% of the Fund's average weekly net assets for its services, and the Investment Manager pays the Investment Adviser a monthly fee at an annual rate of .36% of the Fund's average weekly net assets for its services. For purposes of calculating the fees, the liquidation value of any outstanding preferred stock of the Fund is not deducted in determining the Fund's average weekly net assets.

Certain officers and/or directors of the Fund are also officers and/or directors of the Investment Manager or the Investment Adviser.

The Fund pays each Director not affiliated with the Investment Manager or the Investment Adviser a fee of $5,000 per year, a fee of $700 for attendance at each board and audit committee meeting, $700 for participation in each telephonic meeting and reimbursement for travel and out-of-pocket expenses for each board and committee meeting attended.

NOTE 4. PORTFOLIO ACTIVITY

Purchases and sales of investment securities, other than short-term investments, for the nine months ended September 30, 1995, aggregated $23,847,816 and $23,601,087, respectively. At December 31, 1994, the Fund had a net capital loss carryover of approximately $2,456,137 of which $525,751 will be available through December 31, 2001 and $1,930,386 will be available through December 31, 2002 to offset future capital gains to the extent provided by federal income tax regulations.

The federal income tax cost basis of the Fund's investments at September 30, 1995 was substantially the same as the cost basis for financial reporting. Gross unrealized appreciation and depreciation amounted to $2,046,522 and $1,078,392, respectively, resulting in net unrealized appreciation for federal income tax purposes of $968,130.

NOTE 5. PREFERRED STOCK

On April 2, 1993, the Fund closed its public offering of 800 shares of $.001 par value Auction Rate Preferred Stock ("Preferred Shares") at an offering price of $50,000 per share. This resulted in a $38,958,495 increase in the Fund's net assets after deducting offering costs and underwriting commissions. Offering costs amounted to $341,505 and underwriting commissions paid to SBI and Oppenheimer amounted to $700,000. The offering costs and underwriting commissions incurred in connection with the Preferred Shares offering have been charged to additional paid-in capital.

MUNICIPAL  PARTNERS  FUND  INC.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

(unaudited)

The Preferred Shares have a liquidation preference of $50,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) and, subject to certain restrictions, are redeemable in whole or in part.

Dividend rates generally reset every 28 days and are determined by auction procedures. The dividend rates on the Preferred Shares during the nine months ended September 30, 1995 ranged from 3.749% to 4.399%. The weighted average dividend rate for the nine months ended September 30, 1995 was 4.141%. The Board of Directors designated the dividend period commencing July 25, 1995 as a Special Rate Period. Pursuant to this Special Rate Period, the dividend rate set by the auction held on July 24, 1995 remained in effect through October 23, 1995. The dividend rate for this Special Rate Period was 3.875%. The Board of Directors designated the dividend period commencing October 24, 1995 as a Special Rate Period. Pursuant to this Special Rate Period, the dividend rate set by the auction held on October 23, 1995 remains in effect through January 22, 1996 when the regular auction procedure resumes, subject to the Fund's ability to designate any subsequent dividend period as a Special Rate Period. The dividend rate for this Special Rate Period is 3.93%.

The Fund is subject to certain restrictions relating to the Preferred Shares. The Fund may not declare dividends or make other distributions on shares of common stock or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Preferred Shares would be less than 200%. The Preferred Shares are also subject to mandatory redemption at $50,000 per share plus any accumulated or unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the Fund as set forth in its Articles Supplementary are not satisfied.

The Preferred Shares, which are entitled to one vote per share, generally vote with the common shares but vote separately as a class to elect two directors and on certain matters affecting the rights of the Preferred Shares.

NOTE 6. COMMON STOCK DIVIDENDS SUBSEQUENT TO SEPTEMBER 30, 1995

On October 2 and November 1, 1995, the Board of Directors of the Fund declared a common share dividend from net investment income, each in the amount of $.065 per share, payable on October 31 and November 30, 1995 to shareholders of record on October 12 and November 13, 1995, respectively.

MUNICIPAL  PARTNERS  FUND  INC.

-----------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

DATA FOR A SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT THE PERIOD:

                                                               NINE MONTHS
                                                                  ENDED
                                                              SEPTEMBER 30,     YEAR ENDED       PERIOD ENDED
                                                                  1995         DECEMBER 31,      DECEMBER 31,
                                                               (UNAUDITED)         1994            1993(A)
------------------------------------------------------------------------------------------------------------
Net investment income......................................         $  .82          $ 1.10             $  .87
Net realized gain (loss) on securities and change in net
  unrealized appreciation (depreciation)...................           1.85           (3.04)               .73
                                                              -------------    -----------       ------------
    Total from investment operations.......................           2.67           (1.94)              1.60
Dividends to common shareholders from net investment
  income...................................................           (.60)           (.89)              (.71)
Dividends to preferred shareholders from net investment
  income...................................................           (.22)           (.21)              (.14)
Offering costs on issuance of common and preferred
  shares...................................................        --              --                    (.26)
                                                              -------------    -----------       ------------
    Net increase (decrease) in net asset value.............           1.85           (3.04)               .49
Net asset value, beginning of period.......................          11.55           14.59              14.10
                                                              -------------    -----------       ------------
Net asset value, end of period.............................         $13.40          $11.55             $14.59
                                                              -------------    -----------       ------------
Per share market value, end of period......................         $11.25          $9.875             $13.75
Total investment return based on market price per
  share(c).................................................         20.10%         (22.57%)            2.31%(b)
Ratios to average net assets of common shareholders(d):
    Operating expenses.....................................          1.50%(e)        1.49%              1.30%(e)
    Net investment income before preferred stock
      dividends............................................          8.57%(e)        8.67%              6.57%(e)
    Preferred stock dividends..............................          2.27%(e)        1.68%              1.31%(e)
    Net investment income available to common
      shareholders.........................................          6.30%(e)        6.99%              5.26%(e)
    Net assets of common shareholders, end of period.......    $77,142,290     $66,469,309       $ 84,009,367
    Preferred stock outstanding, end of period.............    $40,000,000     $40,000,000       $ 40,000,000
    Portfolio turnover rate................................            21%             17%               100%

--------------------------------------------------------------------------------

(a) For the period from commencement of investment operations on January 29, 1993 through December 31, 1993.

(b) Return calculated based on beginning of period price of $14.10 (initial offering price of $15.00 less underwriting discount of $.90) and end of period market value of $13.75 per share.

(c) Dividends are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. This calculation is not annualized.

(d) Ratios calculated on the basis of income, expenses and preferred stock dividends applicable to both common and preferred stock relative to the average net assets of common shares.

(e) Annualized.

MUNICIPAL  PARTNERS  FUND  INC.

--------------------------------------------------------------------------------
SELECTED QUARTERLY FINANCIAL INFORMATION (unaudited)

SUMMARY OF QUARTERLY RESULTS OF OPERATIONS:

                                                                                           NET REALIZED GAIN
                                                                                          (LOSS) & CHANGE IN
                                                                                            NET UNREALIZED
                                                                   NET INVESTMENT            APPRECIATION
                                                                       INCOME               (DEPRECIATION)
                                                                --------------------     ---------------------
                       QUARTER ENDED*                           TOTAL      PER SHARE      TOTAL      PER SHARE
 ------------------------------------------------------------------------------------------------------------
March 31, 1993**............................................    $  319       $ .06       $   (582)    $  (.10)
June 30, 1993...............................................     1,509         .26          3,231         .56
September 30, 1993..........................................     1,595         .28          2,624         .46
December 31, 1993...........................................     1,570         .27         (1,033)       (.19)
March 31, 1994..............................................     1,580         .27        (10,193)      (1.77)
June 30, 1994...............................................     1,566         .27         (1,138)       (.19)
September 30, 1994..........................................     1,599         .28         (1,985)       (.35)
December 31, 1994...........................................     1,590         .28         (4,219)       (.73)
March 31, 1995..............................................     1,585         .27          7,580        1.32
June 30, 1995...............................................     1,584         .28          1,601         .28
September 30, 1995..........................................     1,572         .27          1,478         .25

--------------------------------------------------------------------------------

 * Totals expressed in thousands of dollars except per share amounts.

** For the period from commencement of investment operations on January 29, 1993 through March 31, 1993.

                See accompanying notes to financial statements.

MUNICIPAL  PARTNERS  FUND  INC.

-----------
DIRECTORS

CHARLES F. BARBER

      Consultant; formerly Chairman,
      ASARCO Incorporated

MARK C. BIDERMAN

      Chairman of the Board; Managing Director,
      Oppenheimer & Co., Inc.
      Executive Vice President,
      Advantage Advisers, Inc.

ALLAN C. HAMILTON

      Consultant, formerly
      Vice President and
      Treasurer, Exxon Corp.

MICHAEL S. HYLAND

      President; Managing Director,
      Salomon Brothers Inc
      President, Salomon Brothers
      Asset Management Inc

ROBERT L. ROSEN

      General Partner
      R.L.R. Partners

---------
OFFICERS

MICHAEL S. HYLAND

      President

MARYBETH WHYTE

      Executive Vice President

ALAN M. MANDEL

      Treasurer

LAURIE A. PITTI

      Assistant Treasurer

TANA E. TSELEPIS

      Secretary

ROBERT I. KLEINBERG

      Assistant Secretary

---------------------------------------
MUNICIPAL PARTNERS FUND INC.

      7 World Trade Center
      New York, New York 10048
      Telephone 1-800-SALOMON

INVESTMENT ADVISER

      Salomon Brothers Asset Management Inc
      7 World Trade Center
      New York, New York 10048

INVESTMENT MANAGER

      Advantage Advisers, Inc.
      Oppenheimer Tower
      World Financial Center
      New York, New York 10281

AUCTION AGENT

      Bankers Trust Company
      4 Albany Street
      New York, New York 10006

CUSTODIAN

      State Street Bank and Trust Company
      225 Franklin Street
      Boston, Massachusetts 02110

DIVIDEND DISBURSING AND TRANSFER AGENT

      State Street Bank and Trust Company
      225 Franklin Street
      Boston, Massachusetts 02110

LEGAL COUNSEL

      Simpson Thacher & Bartlett
      425 Lexington Avenue
      New York, New York 10017

--------------------------------------------------------------------------------

   STATE STREET BANK AND TRUST COMPANY                                                               ------------------
   P.O. BOX 8200
   BOSTON, MASSACHUSETTS 02266-8200                                                                  BULK RATE
                                                                                                     U.S. POSTAGE
                                                                                                     PAID
                                                                                                     S. HACKENSACK, NJ
                                                                                                     PERMIT NO.
                                                                                                     750
                                                                                                     ------------------

          ----------------------------------------------------------------------
                                                  MUNICIPAL PARTNERS

                                                  FUND INC.

                                                  INTERIM REPORT

                                          --------------------------------------
                                                  SEPTEMBER 30, 1995